UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2012

_______________________________

SUPERIOR UNIFORM GROUP, INC.

(Exact name of registrant as specified in its charter)

_______________________________

Florida	001-05869	11-1385670
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

10055 Seminole Blvd. Seminole, Fl 33772
(Address of Principal Executive Offices) (Zip Code)

(727) 397-9611
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following information is being furnished under Item 2.02 of Form 8-K: Press release by Superior Uniform Group, Inc. announcing its results of operations for the quarter ended September 30, 2012. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.0l. Financial Statements and Exhibits

(c) Exhibits

99.1 - Press Release, dated October 18, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SUPERIOR UNIFORM GROUP, INC.

Date: October 18, 2012	Superior Uniform Group, Inc.
	By	/s/Andrew D. Demott, Jr.
Name: Andrew D. Demott, Jr. Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 18, 2012

EXHIBIT 99.1

 NEWS RELEASE

Superior Uniform Group, Inc.

A NASDAQ Listed Company: SGC

10055 Seminole Boulevard

Seminole, Florida 33772-2539

Telephone (727) 397-9611

Fax (727) 803-9623

FOR IMMEDIATE RELEASE

Contact: Andrew D. Demott, Jr., CFO

(727) 803-7135

SUPERIOR UNIFORM GROUP ANNOUNCES THIRD QUARTER OPERATING RESULTS

SEMINOLE, Florida – October 18, 2012 – Superior Uniform Group, Inc. (NASDAQ: SGC), manufacturer of uniforms, career apparel and accessories, today announced that for the third quarter ended September 30, 2012, net sales were $30,599,000 compared with 2011 third quarter net sales of $30,731,000. Net income was $1,242,000 or $.20 per common share (diluted), compared with net income of $1,880,000 or $.31 per common share (diluted) in the 2011 third quarter.

 For the nine months ended September 30, 2012, net sales were $88,442,000, compared with net sales of $85,135,000 in the nine months ended September 30, 2011. Net income for the nine months ended September 30, 2012 were $2,546,000 or $.41 per share (diluted), versus net income of $3,411,000 or $.56 per share (diluted) in the first nine months of 2011.

Michael Benstock, Chief Executive Officer, commented: “We are pleased to report strong operating results in the third quarter of 2012 as we worked our way through the higher-priced inventory from the 2011 cotton shortages that we have previously discussed. While our net sales and earnings are down from the prior year third quarter, they continue to show the steady improvement over the last three quarters. The third quarter of 2011 was the Company’s single best earnings quarter in over 10 years and presented a very tough comparison for the current period. We have worked our way through the higher priced inventory relative to the cotton crisis and our gross margins for our Uniforms and Related Products segment for the fourth quarter of 2012 are expected to be better than 2011 fourth quarter gross margins. We are well positioned to finish 2012 on a high note.

“Sales in our Remote Staffing Solutions were flat in the third quarter of 2012, however, we ended the quarter with business in hand that should result in a solid increase in this segment in the fourth quarter of 2012.

“Our financial position remains very strong and we look forward to reporting continued improvement in our operating results as we move forward.”

ABOUT SUPERIOR UNIFORM GROUP, INC.

Superior Uniform Group, Inc. (NASDAQ: SGC), established in 1920, is one of America's foremost providers of fine uniforms and image apparel. Headquartered in Seminole, Fla., Superior Uniform Group manages award-winning uniform apparel programs for major corporations nationwide.  Leaders in innovative uniform program design, global manufacturing and state-of-the-art distribution, Superior Uniform Group helps companies achieve a professional appearance and communicate their brands—particularly those in the healthcare, hospitality, food service, retail and private security industries. The company’s commitment to service, technology, quality and value-added benefits, as well as its financial strength and resources, support customers’ diverse needs while embracing a "Customer 1st, Every Time!" philosophy and culture. Superior Uniform Group is the parent company to The Office Gurus® and everyBODY media®.  For more information, call (800) 727-8643 or visit www.superioruniformgroup.com.

Statements contained in this press release which are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements are subject to risks and uncertainties, including without limitation, those identified in the Company’s SEC filings, which could cause actual results to differ from those projected.

Comparative figures are as follows:

SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

THREE MONTHS ENDED SEPTEMBER 30,
(Unaudited)

	2012	2011

Net sales	$30,599,000	$30,731,000

Costs and expenses:
Cost of goods sold	20,567,000	19,535,000
Selling and administrative expenses	8,334,000	8,587,000
Interest expense	6,000	9,000
	28,907,000	28,131,000

Income before taxes on income	1,692,000	2,600,000
Income tax expense	450,000	720,000

Net income	$1,242,000	$1,880,000

Per Share Data
Basic
Net income	$0.20	$0.31

Diluted
Net income	$0.20	$0.31

Cash dividends per common share	$0.135	$0.135

SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

NINE MONTHS ENDED SEPTEMBER 30,
(Unaudited)

	2012	2011

Net sales	$88,442,000	$85,135,000

Costs and expenses
Cost of goods sold	59,286,000	54,160,000
Selling and administrative expenses	25,336,000	25,983,000
Interest expense	24,000	21,000
	84,646,000	80,164,000

Income before taxes on income	3,796,000	4,971,000
Income tax expense	1,250,000	1,560,000

Net income	$2,546,000	$3,411,000

Per Share Data
Basic
Net income	$0.42	$0.57

Diluted
Net income	$0.41	$0.56

Cash dividends per common share	$0.405	$0.405

SUPERIOR UNIFORM GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

SEPTEMBER 30,
ASSETS
(Unaudited)

	2012	2011

CURRENT ASSETS:
Cash and cash equivalents	$4,031,000	$2,305,000
Accounts receivable - trade	17,532,000	19,301,000
Accounts receivable - other	2,601,000	3,136,000
Prepaid expenses and other current assets	1,987,000	2,910,000
Inventories	40,846,000	39,108,000

TOTAL CURRENT ASSETS	66,997,000	66,760,000

PROPERTY, PLANT AND EQUIPMENT, NET	8,224,000	8,788,000
OTHER INTANGIBLE ASSETS	2,027,000	2,990,000
DEFERRED INCOME TAXES	3,215,000	2,070,000
OTHER ASSETS	257,000	122,000
	$80,720,000	$80,730,000

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$6,204,000	$7,171,000
Other current liabilities	3,165,000	4,361,000

TOTAL CURRENT LIABILITIES	9,369,000	11,532,000

LONG-TERM DEBT	—	800,000
LONG-TERM PENSION LIABILITY	7,934,000	3,623,000
OTHER LONG-TERM LIABILITIES	670,000	700,000
DEFERRED INCOME TAXES	50,000	—
SHAREHOLDERS' EQUITY	62,697,000	64,075,000

	$80,720,000	$80,730,000